Exhibit 99.1

Jing-Jin Electric and Allison Transmission Partner to Accelerate

Development of Commercial Vehicle Electrified Powertrain

Solutions for Global Markets

INDIANAPOLIS, September 21, 2021 – Allison Transmission, a leading designer and manufacturer of conventional, electric hybrid and fully electric vehicle propulsion solutions, and Jing-Jin Electric (JJE), a Chinese electrified propulsion leader in components, assemblies and systems for global automotive and commercial vehicle customers, have signed a broad, global strategic collaboration partnership agreement to accelerate the development of industry-leading electrified powertrain solutions for global commercial vehicles.

The companies will leverage JJE’s leadership in electric motor and inverter development and its strong presence in the Chinese commercial vehicle electrified powertrain market, while harnessing Allison’s deep experience and investments in fully electric and electric hybrid commercial duty propulsion systems, commercial vehicle duty cycle expertise, global OEM relationships, and a worldwide distributors and dealers channel.

Allison brings more than 100 years of experience in building reliable and valued propulsion solutions, including two decades of electrified propulsion systems development and commercialization. JJE brings more than 10 years of experience in industry leading electric motors and power electronics, as well as central and direct drive electrified propulsion architectures.

The combined capabilities will enable the strategic collaboration partnership to offer innovative and reliable electrified propulsion solutions, to commercial vehicle manufacturers around the world. The partnership will further allow both parties to benefit from a global manufacturing presence and service networks to support customers in local markets. Together, the companies will further define product portfolio scope, manufacturing locations and supporting resources to be provided by each party. In addition, Allison has committed to provide debt financing in support of JJE North America’s commercial vehicle electric drive product development, testing and manufacturing acceleration efforts.

“The growing needs of our OEM customers and end-user vehicle owners for highly efficient electrified propulsion solutions is what drives our pursuit of innovation. We continually strive to develop solutions that will meet our mission to help our customers work more efficiently and Improve the Way the World Works,” said David S. Graziosi, Chairman and Chief Executive Officer of Allison Transmission, Inc. “Both Allison and JJE share a common goal of developing and supporting industry-leading fully integrated electrified propulsion systems and this collaboration will uniquely position us to meet the growing demands and needs of the marketplace,”

“Commercial vehicle’s electrification will be one of the greatest contributors to carbon peaking and carbon neutrality. JJE and Allison will combine our best competencies to create the most powerful, most efficient and most reliable electrified powertrains for our global commercial vehicle customers,” said Ping Yu, Chairman and Chief Executive Officer, Jing-Jin Electric. “Our global manufacturing presence and supply chain will make our products highly cost competitive. We will together make our customers successful in this great transformation toward carbon neutral and zero emission transportation.”

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About Allison Transmission

Allison Transmission (NYSE: ALSN) is a leading designer and manufacturer of vehicle propulsion solutions for commercial vehicles, the largest global manufacturer of medium- and heavy-duty fully automatic transmissions, and a leader in electrified propulsion systems that Improve the Way the World Works. Allison products are used in a wide variety of applications, including on-highway trucks (distribution, refuse, construction, fire and emergency), buses (school, transit and coach), motorhomes, and off-highway vehicles and equipment (energy, mining and construction applications). Founded in 1915, the company is headquartered in Indianapolis, Indiana, USA. With a presence in more than 150 countries, Allison has regional headquarters in the Netherlands, China and Brazil, manufacturing facilities in the USA, Hungary and India, as well as global engineering resources, including electrification engineering centers in Indianapolis, Indiana, Auburn Hills, Michigan and London in the United Kingdom. Allison also has more than 1,400 independent distributor and dealer locations worldwide. For more information, visit allisontransmission.com.

About Jing-Jin Electric

Established in 2008, JJE is an electrified propulsion leader in components, assemblies and systems for global automotive and commercial vehicle customers. Headquartered in Beijing, China, JJE has technical centers and production facilities in the United States and China including Michigan, Shandong, and Shanghai. For more information, please visit www.jjecn.com.

Allison Transmission Forward-Looking Statements

This press release contains forward-looking statements. All statements other than statements of historical fact contained in this press release are forward-looking statements, including all statements regarding future financial results. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plans,” “project,” “anticipate,” “believe,” “estimate,” “predict,” “intend,” “forecast,” “could,” “potential,” “continue” or the negative of these terms or other similar terms or phrases. Forward-looking statements are not guarantees of future performance and involve known and unknown risks. Factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made include, but are not limited to: the duration and spread of the COVID-19 pandemic, including new variants of the virus and the pace and availability of vaccines, mitigating efforts deployed by government agencies and the public at large, and the overall impact from such outbreak on economic conditions, financial market volatility and our business, including but not limited to the operations of our manufacturing and other facilities, our supply chain, our distribution processes and demand for our products and the corresponding impacts to our net sales and cash flow; increases in cost, disruption of supply or shortage of labor, freight, raw materials or components used to manufacture or transport our products, including as a result of the COVID-19 pandemic; risks related to our substantial indebtedness; our participation in markets that are competitive; the highly cyclical industries in which certain of our end users operate; uncertainty in the global regulatory and business environments in which we operate; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments, competitive threats and changing customer needs; the concentration of our net sales in our top five customers and the loss of any one of these; the failure of markets outside North America to increase adoption of fully-automatic transmissions; the success of our research and development efforts, the outcome of which is uncertain; U.S. and foreign defense spending; risks associated with our international operations, including increased trade protectionism; general economic and industry conditions; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to identify, consummate and effectively integrate acquisitions; labor shortages, labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers or suppliers; our intention to pay dividends and repurchase shares of our common stock and other risks and uncertainties associated with our business described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. All information is as of the date of this press release, and we undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations.

Contacts

Allison Transmission

Raymond Posadas

Managing Director, Investor Relations

ir@allisontransmission.com

(317) 242-3078

Claire Gregory

Director, Global External Communications

Claire.Gregory@allisontransmission.com

(317) 694-2065

Jing-Jin Electric

Rong Zhang

Strategy Director

rong.zhang@jjecn.com